Exhibit 10.1

SEPARATION AGREEMENT AND RELEASE

This is a Separation Agreement and Release (“Agreement”) between Odilon Almeida (“Executive”) and Western Union, LLC (“Company”), an Affiliate of The Western Union Company (“Western Union”), whereby Executive’s employment will be terminated effective September 30, 2019 (“Termination Date”) due to an eligible reason under The Western Union Company Severance / Change in Control Policy (Executive Committee Level) (“Severance Policy”).

For purposes of this Agreement, “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person.  As used herein, “control” means the power to direct the management or affairs of a Person, and “ownership” means the beneficial ownership of at least 10% of the voting securities of the Person. The Company and/or Western Union will be deemed to control any settlement network in which it has any equity ownership.  As used herein, “Person” means any corporation, limited or general partnership, limited liability company, joint venture, association, organization or other entity.

1.         Payments and Benefits.  In consideration for Executive’s execution of this Agreement and the Supplemental Release attached as Exhibit A hereto (which is incorporated herein by reference), and his compliance with other obligations under this Agreement, including, but not limited to, any non-compete obligation, but subject to the terms of the paragraph in this Agreement titled “Consideration and Remedies” and the terms of the paragraph titled “Release of Age Discrimination Claims,” the Company agrees to provide to Executive the following payments and benefits, consistent with and subject to the terms of the Severance Policy.

(a)        Transition Period. The period beginning on the date this Agreement is executed through the Termination Date will serve as a notice period (“Transition Period”).  During the Transition Period until June 30, 2019, Executive will continue to perform Executive’s regular job duties as Executive Vice President, President - Global Money Transfer for Western Union.  Effective June 30, 2019, Executive will no longer serve as Executive Vice President,  President - Global Money Transfer, but will continue to be employed by the Company in a senior advisory capacity and will be available as needed for questions and consultation at the direction of Western Union’s Chief Executive Officer through and including the Termination Date.  It is expected that during the Transition Period, Executive will continue to provide services in excess of twenty percent (20%) of the average level of services Executive provided during the prior thirty-six months and, therefore, will not have a separation from service for Internal Revenue Code Section 409A purposes until the Termination Date.  Subject to paragraph 3 of this Agreement, during the Transition Period, Executive will continue to receive Executive’s regular base salary as in effect on the date this Agreement is executed, paid in regular installments on the 15th and last business day of each month, and will continue to be eligible to participate in Western Union’s U.S. employee benefit plans and programs applicable to similarly situated employees, subject to the terms of such plans and programs.

(b)        Settlement Payment. Executive will receive a one-time settlement payment in the amount of $5,000, less tax withholding and other legally allowed deductions, within 10 business days of Executive’s execution of this Agreement.  The treatment of this payment as separate consideration offered by the Company to Executive is described in the “Consideration and Remedies” paragraph of this Agreement.

(c)        Severance Pay.  Executive also will receive 36 installment payments of $54,028 less tax withholding and other legally allowed deductions, on the 15th and last business day of each month for the period commencing on October 1, 2019 and ending on March 31, 2021, up to a total gross amount of $1,945,000.  The period from the Termination Date through March 31, 2021 is the “Severance Period.”

To the extent permitted under applicable law and pursuant to the terms of the Severance Policy, Executive agrees the Company may deduct, at the time and to the extent such severance payments would have otherwise been paid, from the severance payments referenced in this subparagraph any outstanding debt Executive owes the Company, Western Union, and/or their subsidiaries or Affiliates including, but not limited to, the value of unreturned property, any overpayment made to Executive, or any other amount Executive owes to the Company, Western Union, and/or their subsidiaries or Affiliates.

(d)        Bonus for Year of Termination.  Provided that the Compensation and Benefits Committee of Western Union’s Board of Directors (“Compensation Committee”) has certified that the applicable performance goals under the Western Union Senior Executive Performance Incentive Plan (“SEPIP”) have been achieved for 2019, and provided further that Executive has executed his 2019 SEPIP Award Acceptance Agreement, an amount equal to the lesser of (1) the maximum bonus which could have been paid to Executive under the SEPIP for 2019 based on actual performance for such year as determined by the Compensation Committee and (2) Executive’s prorated target bonus under the SEPIP for 2019.  Any bonus payable to Executive under in this subparagraph will be paid in a lump sum cash payment at the same time that bonus payments for 2019 are paid to actively employed executives under the SEPIP.

(e)        Payment In Lieu of Continued Benefits Coverage.  Subject to the terms of the applicable plan documents, and in accordance with Western Union’s policies applicable to similarly situated employees, Executive will continue to be eligible for coverage under Western Union’s medical, dental, vision, EAP, health savings account and health care flexible spending account plans (if applicable) until the last day of the month in which the Termination Date occurs.  As an additional severance benefit under this Agreement, Executive will receive a lump sum payment approximately equal to the difference in cost between premiums under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”)  and active employee health coverage contributions for the duration of the Severance Period, as calculated by the Company in its sole discretion.    Such lump sum payment, which will constitute taxable income to Executive, will be made on or as soon as practicable after the first date on which Executive begins to receive severance payments under subparagraph (c) of this paragraph.  Except as otherwise provided in this subparagraph and subparagraph (f), following the Termination Date, Executive will not be eligible to continue active participation in any other Western Union benefit plan or program, including but not limited to long-term incentive compensation, nonqualified deferred compensation, 401(k), or any other plan. Details about specific plan coverages, conversion and distribution eligibility will be provided separately. Information on electing COBRA coverage will be provided at the conclusion of active group health plan coverage.

(f)         One-Time Extension of COBRA Coverage.  Not later than December 31, 2020, Executive and his covered dependents may request from the Company a one-time only 18-month extension of COBRA coverage (the “COBRA Extension”), to be effective immediately following the expiration of the covered individual’s initial 18-month COBRA coverage period (provided that Executive and/or his covered dependents remain eligible for COBRA coverage for the duration of such initial COBRA coverage period).  During the COBRA Extension, Executive will be responsible for timely payment of the full COBRA premium payment cost, as well as the applicable administrative fee.  The COBRA Extension period will run concurrently with any other COBRA period that would have otherwise applied, and there will be no further extension of COBRA coverage following the expiration of the COBRA Extension.

(g)        Long-Term Incentive Awards.  Further information concerning Executive’s outstanding long-term incentive awards has been provided under separate cover.

(h)        Outplacement Assistance.  Executive will receive executive outplacement services provided by an outplacement provider to be selected by the Company in its sole discretion, provided that such services are commenced no later than during the Severance Period.  The Company must approve the type, scope and duration of the outplacement services and the Company will pay the outplacement provider directly for any such services.  Any outplacement services provided to Executive will end at such time as the Company will determine in its sole discretion, but in no event later than December 31 of the second calendar year following the calendar year in which the Termination Date occurs.

2.         Complete Release.  In consideration of those payments and benefits listed above which are payable only under this Agreement, Executive agrees to and hereby does knowingly and voluntarily release and discharge the Company, Western Union, their respective subsidiaries, Affiliates, and insurers, each of the foregoing entities’ respective past, present and future agents, executives, directors, officers, attorneys, employees, and the predecessors and successors of each of the foregoing entities, including the subsidiaries, Affiliates, insurers, agents, executives, directors, officers, attorneys, and employees of any such predecessors and successors (the “Released Parties”), from any and all claims, causes of action and demands of any kind, whether known or unknown, which Executive has, ever has had, or ever in the future may have and which are based on acts, omissions or events occurring up to and including the date of this Agreement.  Included in the release set forth in the preceding sentence, without limiting its scope, are claims arising under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Age Discrimination in Employment Act of 1967 (“ADEA”), each as amended, as well as any other federal, state or local employment or labor laws, wrongful discharge or other statutory employment law claims, as well as any claims in contract, tort, or common law, and which are related to Executive’s employment with the Company, Western Union, and/or their subsidiaries and Affiliates or the termination of that employment (the “Claims”). The term “Claims” is intended to be broad and all-encompassing and is not limited to those claims specifically cited in the foregoing sentence.

Notwithstanding the foregoing, Executive does not waive claims, causes of action or demands of any kind to enforce this Agreement; claims, causes of action or demands that may arise after the date this Agreement is executed and which are based on acts or omissions occurring after the date this

Agreement is signed; or claims, causes of action or demands which by law cannot be released by private agreement between the employer and employee, including but not limited to any claim for any accrued benefits to which Executive has a non-forfeitable right under any ERISA retirement benefit plan.  Furthermore, notwithstanding the foregoing, nothing in this Agreement waives Executive’s rights to indemnification in accordance with Western Union’s bylaws, waives Executive’s rights to directors and officers liability insurance coverage (subject to the terms of the applicable insurance policies) or waives a claim which by law cannot be waived.

The Released Parties acknowledge that, as of the date of this Agreement, the Released Parties are not aware of any claims or causes of action or demands of any kind which any of the Released Parties could assert against Executive based on Executive’s acts or omissions occurring up to and including the date of this Agreement.

Except as provided in this paragraph 2 and paragraph 4 below, Executive represents that no charges, complaints or actions of any kind have been filed by him or on his behalf against any of the Released Parties with any federal, state, local or foreign court or agency, or in arbitration. Except as provided in this paragraph 2 and paragraph 4 below, Executive agrees that he will not file any charge or complaint, or initiate any action of any kind by himself or by someone else on his behalf against any of the Released Parties with any federal, state, local or foreign court or agency, or in arbitration which relates in any way to his employment with or separation from employment with any of the Released Parties.

3.         Termination from Employment.  Prior to the Termination Date, the employment of Executive is subject to termination by Executive, or by the Company, Western Union and their subsidiaries and Affiliates (for purposes of this paragraph 3, collectively the “Company”) under the following circumstances:

(a)        Termination by Executive.  Prior to the Termination Date, Executive may terminate Executive’s employment at any time.  In the event of such termination, the Company will have no obligation thereafter to continue to provide to Executive the payments and benefits under this Agreement and such consideration immediately will cease (except to the extent that such payments and benefits are required by law).

(b)        Termination by the Company.    Prior to the Termination Date, Executive’s employment may be terminated by the Company for “Cause,” as defined by the Severance Policy.  In the event the Company terminates Executive’s employment for Cause, the Company will have no obligation thereafter to continue to provide to Executive the payments and benefits under this Agreement and such consideration immediately will cease (except to the extent that such payments and benefits are required by law).  In addition, the Company will be entitled to all remedies available at law and equity.

4.         No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries.  Nothing in this Agreement shall prevent Executive from filing (or participating in the investigation of) a charge of employment discrimination against the Released Parties before a government agency authorized to investigate such claims.  Executive and the Released Parties further acknowledge that nothing in the Agreement shall prevent the Equal Opportunity Employment Commission (“EEOC”) or any other government agency from separately enforcing Title VII of the Civil Rights Act of 1964, the ADEA, and/or any other employment law.  Nothing in the Agreement shall be interpreted as restricting Executive’s rights (if any) under Section 7 of the National Labor Relations Act.  Executive expressly waives by this Agreement the right to recover monetary damages and any other relief personal to Executive if a charge of employment discrimination, lawsuit or action related to such matters is pursued against the Company by any person or any government agency. Executive understands, however, that this Agreement does not limit Executive’s ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency.  This Agreement does not limit Executive’s right to receive an award for information provided to any government agency.

5.         Return of Company Property.  Effective June 30, 2019, Executive will no longer serve as Executive Vice President, President – Global Money Transfer and will have resigned from any and all officer or director positions he holds with any Western Union Affiliate, but will continue to be employed by the Company in a senior advisory capacity and will be available as needed for questions and consultation at the direction of Western Union’s Chief Executive Officer through and including the Termination Date.  On or before the Termination Date or immediately after any earlier request by the Company as determined in its sole discretion, Executive will return to the Company all property within Executive’s possession belonging to the Company, Western Union, and/or their subsidiaries or Affiliates, any customers of the Company, Western Union, and/or their subsidiaries or Affiliates or any entity with whom the Company, Western Union, and/or their subsidiaries or Affiliates has entered into a confidentiality agreement.  Such property to be returned includes, but is not limited to, electronic files, including but not limited to any files and any copies thereof that were downloaded on a USB or other storage device or drive at any time, hard copy files, reports, maps, memoranda, notes, records, credit cards, keys, passes, customer lists, information, forms, software, formulas, plans, documents, systems, designs, methodologies, product features, technology, and other written material (whether in electronic or paper format), equipment and access codes, and copies of same that Executive has requested or received, prepared or helped to prepare in connection with Executive’s employment with the Company, Western Union, and/or their subsidiaries or Affiliates.  Executive will not at any time, now or thereafter, retain any copies, duplicates, reproductions or excerpts of such property. Notwithstanding the foregoing, Executive may retain his Western Union-issued Apple monitor, iPad, iPhone and laptop provided that Executive agrees to reimburse the Company for the reasonable value of such devices in an amount to be determined by the Company, and that such devices are delivered to the Company so that the Company can fully delete from such devices all information stored therein.  In addition, the Company will cooperate with Executive on transferring his cell phone number and personal files, such as family and personal contacts, photographs, and personal video off his devices to him.

6.         Non-Solicitation and Non-Disclosure.  Executive understands that Executive is required to abide by the Non-Solicitation and Non-Disclosure Restrictions attached hereto as Exhibit B, which is incorporated herein by reference.  Additionally, Executive remains bound by all other agreements related to non-competition, non-solicitation, non-disclosure, or other restrictive covenants by and between Executive and the Company and/or Western Union and/or their subsidiaries or Affiliates; in particular, Executive’s 2019 Restrictive Covenant Agreement (“RCA”) executed effective April 4, 2019, 2018 RCA executed effective March 26, 2018, 2017 RCA executed effective May 25, 2017, and 2016 RCA executed effective May 24, 2016. These agreements constitute a part of this Agreement and are attached hereto as Exhibit D. In the event any provision of the written and/or electronic restrictive covenant agreements conflicts with the Non-Solicitation and Non-Disclosure Restrictions in Exhibit B, the conflicting terms of the written and/or electronic restrictive covenant agreements will supersede and control any conflicting terms of the Non-Solicitation and Non-

Disclosure Restrictions. Executive's obligations under this paragraph are subject to Executive's rights as stated in the paragraph of this Agreement titled “No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries.”

7.         Commencing Another Position.  If Executive obtains employment with the Company or its subsidiaries or Affiliates after the date this Agreement is executed and prior to the end of the Severance Period (“Subsequent Company Employment”), any and all further payments or benefits under the Agreement immediately will cease as of the date of such employment.  In the event of Subsequent Company Employment, Executive specifically agrees that the offer of employment to Executive by the Company or its subsidiaries or Affiliates, and Executive’s acceptance thereof, is sufficient consideration to support the release of claims contained herein, including but not limited to the ADEA Released Claims, notwithstanding the fact that payments and benefits hereunder have ceased.  If Executive obtains employment during the Severance Period with an entity other than the Company, Western Union, and/or their subsidiaries or Affiliates (“Subsequent Non-Company Employment”), Executive will, subject to the provisions of this Agreement, including without limitation the paragraphs in this Agreement titled “Non-Solicitation and Non-Disclosure” and “Consideration and Remedies,” continue to be eligible to receive cash payments and benefits in accordance with paragraph 1 of this Agreement.  In any event, it is Executive's obligation to advise the Company of Subsequent Non-Company Employment within five (5) business days of Executive’s acceptance of a job offer.

8.         Cooperation.  During the Severance Period and thereafter, Executive agrees to cooperate fully with the Company, Western Union and/or their Boards of Directors, subsidiaries or Affiliates, their financial and legal advisors, and/or government officials in any claims, investigations, administrative proceedings, lawsuits, and other legal, internal or business matters, as reasonably requested by the Company, Western Union, and/or their subsidiaries or Affiliates.  To the extent that it is consistent with the Company’s and/or Western Union’s by-laws, certificate of incorporation and applicable laws, the Company and/or Western Union will cooperate with Executive for the engagement of  legal counsel if necessary in connection with such cooperation, and in any event will reimburse Executive for documented, reasonable and necessary out-of-pocket travel expenses as are required and which Executive incurs in complying with Executive's obligations under this paragraph in accordance with Western Union’s Global Travel and Expenses Policy. If for any reason the Company and/or Western Union determines that a conflict of interest may exist between Executive and the Company and/or Western Union, the Company and/or Western Union may require Executive to obtain separate counsel in which case the Company and/or Western Union will subsequently reimburse Executive for the reasonable and necessary legal fees associated with the use of such counsel and/or related travel expenses (as limited above), to the extent that such reimbursement is permitted by the Company’s and/or Western Union’s by-laws, certificate of incorporation and applicable laws. Executive understands that he is not required to cooperate with the Company with respect to any charge or litigation or any confidential investigation by a government agency in which he is a plaintiff or complaining party, or a witness for or providing support to a charging or complaining party.

9.         Non-Assistance.  Executive agrees that, absent compulsion of court order or lawfully-issued subpoena, notification of which will be provided to Western Union and/or their subsidiaries or Affiliates within five (5) business days after receipt, and except as provided in paragraph 4 above, Executive will not directly or indirectly assist any non-governmental third party in investigating, maintaining, proceeding upon, or litigating any claim of any kind in any forum against the Company or any of the other Released Parties.

10.       Confidentiality.  Executive hereby agrees to maintain the terms, conditions and existence of this Agreement in the strictest confidence and agrees not to disclose any of the terms of this Agreement unless and to the extent such disclosure is required by law or to secure advice from a legal or tax advisor or outplacement provider.  This obligation extends to Executive’s family members and agents, including all tax advisors, who Executive must duly notify of the confidential nature of the content of this Agreement and of their confidentiality obligations hereunder.  Executive's obligations under this paragraph are subject to Executive's rights as stated in the paragraph of this Agreement titled “No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries.”

11.       Non-Disparagement.  Executive agrees not to make any disparaging comments about the Company, Western Union, and/or their subsidiaries or Affiliates, or any of their respective directors, officers, representatives, employees, or agents in any forum including, but not limited to, any type of media including all types of social media. This includes, but is not limited to, any statements made through Facebook, LinkedIn, Twitter, etc.  Following the Termination Date, Executive agrees that Executive will not represent himself as continuing to have any connection with the Company, Western Union, or their Affiliates in any manner (save as a former employee for the purposes only of communicating with prospective employers or complying with any applicable statutory requirements), and will not enter into or attempt to enter into any contract on behalf of the Company, Western Union, or their Affiliates or bind or create any legal obligations on behalf of the Company, Western Union, or their Affiliates or hold out or represent to any other party that Executive is authorized to act on behalf of the Company, Western Union, or their Affiliates in any manner.

Western Union agrees that its officers subject to Section 16 of the Securities Exchange Act of 1934 as of the date of this Agreement (which, for clarity, are Hikmet Ersek, Raj Agrawal, Jean Claude Farah, Michael Kalac, Caroline Tsai, Richard Williams and Amintore Schenkel) for so long as they serve in such capacity will not intentionally make any derogatory statements regarding, or disparage in any way, the reputation of Executive, unless such statements are required by law.

Executive's obligations under this paragraph are subject to Executive's rights as stated in the paragraph of this Agreement titled “No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries.”

12.       Non-Admission.  Nothing in this Agreement is intended to be or will be construed as an admission by the Company or any of the other Released Parties that it violated any law, interfered with any right, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to Executive or otherwise, the Released Parties expressly denying any such improper or illegal conduct.

13.       Arbitration.  The parties agree that any dispute arising out of or related to Executive’s employment (or separation of employment) with the Company that is not subject to the paragraphs of this Agreement and of the Supplemental Release attached hereto as Exhibit A titled “Complete Release,” and/or any dispute regarding the enforceability of such releases (“Claim”) shall be resolved exclusively through arbitration, as described in the Arbitration Procedure set forth in Exhibit C, which is incorporated herein by reference. Executive acknowledges that the payments and other consideration described in this Agreement are sufficient for Executive’s agreement to resolve any disputes through arbitration under the terms described in Exhibit C.

14.       Severability and Governing Law.  In the event that any provision of this Agreement is deemed unenforceable in arbitration, the parties agree that an arbitrator in accordance with the paragraph in this Agreement titled “Arbitration” and Exhibit C hereto shall have jurisdiction to reform such provision to the extent necessary to cause it to be enforceable to the maximum extent permitted by law. The provisions in this Agreement are severable, and if any provision is determined to be prohibited or unenforceable in any jurisdiction, the remaining provisions will nevertheless be binding and enforceable.  This Agreement will be governed by and interpreted in accordance with the laws of the state of Florida without regard to principles of conflicts of law.

15.       Other Agreements, Survivability, and Successorship. Executive acknowledges that, except as provided in this paragraph, this Agreement and its Exhibits (including the Supplemental Release attached as Exhibit A) represent the entire agreement between the Company and Executive concerning the subject matter hereof and that Executive has not relied on any other representations or statements, written or oral, by the Released Parties or their employees or agents concerning the terms of the Agreement or any other matters not contained herein.  This Agreement is supplemental to, and does not supersede, any non-solicitation, non-compete, non-disclosure, confidentiality, clawback or any other electronic or written agreement that Executive may have accepted or signed while employed with the Company, Western Union, and/or their subsidiaries or Affiliates.  For further clarity, nothing in this Agreement shall restrict Western Union’s ability to seek recoupment from Executive of incentive compensation in accordance with the clawback policies adopted by Western Union’s Board of Directors.  In addition to this paragraph, the following provisions in this Agreement survive the termination of this Agreement: Complete Release; Termination from Employment; No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries; Return of Company Property; Non-Solicitation and Non-Disclosure; Commencing Another Position; Cooperation; Non-Assistance; Confidentiality; Non-Disparagement; Non-Admission; Arbitration; Severability and Governing Law; Consideration and Remedies; Code Section 409A; Notices; Release of Age Discrimination Claims; and the Supplemental Release attached as Exhibit A.

This Agreement is binding upon and inures to the benefit of any successors or assigns of the Company, Western Union, and/or their subsidiaries and Affiliates, and Executive’s rights and obligations apply equally to the Company, Western Union, their subsidiaries, Affiliates, and/or their successors and assigns.

In the event of Executive’s death prior to Executive’s receipt of all of the sums due to Executive under paragraph 1 above, the unpaid balance of such sums will be paid to Executive’s estate.

16.       Consideration and Remedies.

(a)        Executive acknowledges that, in addition to this paragraph, the following provisions are material provisions of this Agreement: Complete Release; Termination from Employment; No Waiver of Right to File a Charge of Discrimination or Cooperate in Certain Governmental Inquiries; Return of Company Property; Non-Solicitation and Non-Disclosure; Commencing Another Position; Cooperation; Non-Assistance; Confidentiality; Non-Disparagement; Arbitration; Severability and Governing Law; Other Agreements, Survivability and Successorship; Code Section 409A; and Release of Age Discrimination Claims (collectively, the “Material Provisions”).

(b)        Executive further acknowledges that (i) the first $2,500 (gross) of the settlement payment described in subparagraph (b) of the “Payments and Benefits” paragraph of this Agreement is consideration (the “ADEA Consideration”) for Executive’s release and waiver in the “Complete Release” paragraph of this Agreement of any claims, causes of action and demands of any kind arising under the Age Discrimination in Employment Act of 1967, as amended (the “ADEA Released Claims”); and (ii) the remainder of the amounts payable to Executive as payments and benefits described in the “Payments and Benefits” paragraph of this Agreement are consideration (the “Other Consideration”) for (A) Executive’s release and waiver in the “Complete Release” paragraph of this Agreement of any claims, causes of action and demands of any kind other than the ADEA Released Claims (the “Other Released Claims”); and (B) Executive’s obligations pursuant to the Material Provisions.

(c)        Except as otherwise provided in paragraph 2 and paragraph 4 of this Agreement, in the event of a breach by Executive of the Material Provisions (excluding ADEA Released Claims) or in the event Executive challenges the enforceability of this Agreement as to any of the Other Released Claims, the Company will be entitled to (i) immediately cease paying any then-unpaid Other Consideration and any other benefits under this Agreement (even if Executive has executed or later executes the Supplemental Release attached as Exhibit A), except to the extent that such payments and benefits are required, either under this paragraph or by law, (ii) have any amount or benefit received hereunder used to offset any awards against any of the Released Parties, whether issued in the United States or any other jurisdiction, and/or (iii) seek and be awarded any and all other remedies allowed at law or in equity. The Company shall also be entitled to recover attorneys’ fees and other costs incurred by the Company in obtaining any such relief.

As provided in paragraph 22 below, in the event that Executive does not execute the Supplemental Release or revokes it, Executive will only receive the $5,000 (gross) settlement payment described in subparagraph (b) of the “Payments and Benefits” paragraph of this Agreement, $2,500 (gross) of which will be considered the ADEA Consideration and $2,500 (gross) of which will be considered the Other Consideration.

17.       Code Section 409A.  Notwithstanding any provision of this Agreement to the contrary, this Agreement will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) to avoid taxation under Code Section 409A(a)(1) to the extent subject to Code Section 409A.  However, under no circumstances will the Company, Western Union, or their subsidiaries or Affiliates or any of their employees, officers, directors, service providers or agents have any liability to Executive for any taxes, penalties or interest due on amounts paid or payable under this Agreement, including any taxes, penalties or interest imposed under Code Section 409A.  The payments to Executive pursuant to this Agreement are intended to be exempt from Code Section 409A to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), and then under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments which qualify as short-term deferrals.  To the extent any amounts under this Agreement are payable by reference to Executive’s “termination of employment,” such term will be deemed to refer to Executive’s “separation from service,” within the meaning of Code Section 409A.  Notwithstanding any other provision in this Agreement, if Executive is a “specified employee,” as defined in Section 409A of the Code, as of the date of Executive’s separation from service, then to the extent any amount payable under this Agreement (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Code Section 409A, (ii) is payable upon Executive’s separation from service and (iii) under the terms of this Agreement would be payable prior to the six-month anniversary of Executive’s separation from service, such payment will be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of Executive’s death.

18.       Paragraph Headings.  The paragraph headings in this Agreement are for convenience of reference only and will not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

19.       Modification.   The parties agree that no waiver, amendment or modification of any of the terms of this Agreement will be effective unless in writing and signed by all parties affected by the waiver, amendment or modification.  No waiver of any term, condition or default of any term of this Agreement will be construed as a waiver of any other term, condition or default.

20.       Notices.  For the purpose of this Agreement, notices and all other communications provided for in this Agreement will be in writing and will be deemed to have been duly given if delivered personally, by email, by overnight courier service, or by registered mail, return receipt requested and postage prepaid, addressed to the respective addresses as set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address will be effective only upon receipt; provided, however, that (i) notices sent by personal delivery, email or overnight courier will be deemed given when delivered; and (ii) notices sent by registered mail will be deemed given two (2) days after the date of deposit in the mail.  Except where otherwise provided in this Agreement, to be effective, a notice must be delivered within five business days of the event that requires notice.

If to the Company, to:

Richard Williams

CHRO, The Western Union Company

7001 E. Belleview Ave., HQ-13

Denver, Colorado 80237

richard.williams@westernunion.com

With a copy to:

Sally Sommers

Associate General Counsel, The Western Union Company

Global Employment Labor and Benefits Law Group

7001 E. Belleview Ave., HQ-8

Denver, Colorado 80237

sally.sommers@westernunion.com

If to the Executive, to:

Odilon Almeida

[REDACTED]

With a copy to:

Jorge Zamora

Brickell World Plaza

600 Brickell Avenue, Suite 3500

Miami, FL  33131

jzamora@gunster.com

21.       Counterparts.  This Agreement may be executed in multiple counterparts (including by means of facsimile or e-mail) with the same effect as if all signing parties had signed the same document.  All counterparts shall be construed together and constitute the same instrument.  Any printed copy of this Agreement bearing the signature of a party to this Agreement that has been transmitted via facsimile or otherwise electronically and any electronic version of this Agreement bearing the signature of a party to this Agreement shall be valid as an original with a handwritten signature.

22.       Supplemental Release Review Period and Revocation.  To receive any payment or other consideration described in this Agreement, other than the $5,000 (gross) settlement payment specified in subparagraph (b) of the “Payments and Benefits” paragraph of this Agreement, Executive must execute and deliver to Richard Williams within five (5) days after the Termination Date the Supplemental Release in the form of Exhibit A hereto (the “Supplemental Release”) and not have revoked it by written notice given to the Company within seven (7) days of its execution and delivery.

23.       Release of Age Discrimination Claims.  Executive acknowledges that Executive was given a period of at least 21 calendar days to review this Agreement and the attached Exhibits A,  B, C and D, which are incorporated herein by reference, from the date Executive received the Agreement and Exhibits A, B,  C and D  (“Review Period”).    Executive agrees that to the extent there are changes made to the terms of this Agreement, whether they are material or immaterial, the 21-day period for review of this Agreement is not recommenced.  If Executive signs this Agreement before the 21-day period expires, Executive does so voluntarily, waives the remainder of the 21-day period and acknowledges that the Company has not made any threats or promises to induce Executive to do so. To accept this Agreement, Executive must sign both originals and return them to Richard Williams on or before the last day of the Review Period. Executive acknowledges that the Company and Released Parties have made no promises to Executive other than those contained in this Agreement.  EXECUTIVE ACKNOWLEDGES THAT EXECUTIVE WAS ADVISED IN WRITING BY THIS AGREEMENT TO REVIEW THIS AGREEMENT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT. Executive is further advised that Executive has 7 calendar days after Executive signs this Agreement to revoke it by notifying the Company of such revocation in writing. In the event Executive revokes this Agreement as specified in the immediately preceding sentence, the Company will deem this Agreement to be void in its entirety, in which case neither party will be bound by its terms and no payment will be made to Executive hereunder.  If Executive properly revokes this Agreement, Executive will nevertheless remain subject to any other agreements that Executive signed while employed with the Company, Western Union, and/or their subsidiaries or Affiliates as referenced in the paragraph titled “Other Agreements, Survivability and Successorship”.  Nothing in this Agreement precludes Executive from filing a lawsuit to challenge the validity of this Agreement under the ADEA.

Executive’s signature below indicates that Executive has carefully read, reviewed, and fully understands this Agreement and the attached Exhibit B,  Exhibit C, and Exhibit D. Executive acknowledges that Executive’s signature below constitutes a knowing and voluntary execution of this Agreement and Executive signs the same of Executive’s own free will and it is Executive’s intention to be bound thereby.

Dated this 2nd day of July, 2019.
/s/ Odilon Almeida
Odilon Almeida

Western Union, LLC

/s/ Richard Williams

By:	Richard Williams

Title:	CHRO

ELECTION TO EXECUTE PRIOR TO EXPIRATION

OF 21-DAY PERIOD

I, Odilon Almeida, understand that I have at least 21 days to consider and execute this Separation Agreement and Release.  After having the opportunity to consult with counsel, however, I have freely and voluntarily elected to execute this Separation Agreement and Release prior to the expiration of the 21-day period.

July 2nd, 2019	/s/ Odilon Almeida
Date	Odilon Almeida

EXHIBIT A

SUPPLEMENTAL RELEASE

This Supplemental Release is made and entered into by and between Odilon Almeida  (“Executive”) and Western Union, LLC (“Company”), an Affiliate of The Western Union Company (“Western Union”).  Capitalized terms not defined in this Supplemental Release shall have the same definitions as set forth in the Separation Agreement and Release by and between Executive and the Company, dated July 2, 2019 (the “Agreement”).

WHEREAS, the Company has extended Executive’s employment as set forth in the Agreement, and now wishes to extend additional severance benefits to Executive in exchange for a renewed full release of all claims against the Released Parties;

WHEREAS, Executive has accepted the Company’s extension of employment and wishes to obtain certain additional severance benefits in exchange for a renewed full release of all claims against the Released Parties; and

WHEREAS, by entering into this Supplemental Release, Executive agrees to waive any claims against the Released Parties that may have arisen after Executive’s execution of the Agreement but before the signing of this Supplemental Release.

NOW, THEREFORE, in consideration of the mutual promises and obligations contained in the Agreement and this Supplemental Release, Executive and the Company agree as follows:

1.          The unnumbered “Whereas” clauses above are incorporated herein by reference.

2.          All provisions set forth in the Agreement are incorporated herein by reference and made fully applicable to this Supplemental Release as if fully re-stated here, and the parties reaffirm their commitment thereto.

3.          Complete Release.  In consideration of those payments and benefits provided in the Agreement beyond the $5,000 (gross) specified in paragraphs 16 and 22 of the Agreement, Executive agrees to and hereby does knowingly and voluntarily release and discharge the Released Parties, from any and all claims, causes of action and demands of any kind, whether known or unknown, which Executive has, ever has had, or ever in the future may have and which are based on acts, omissions or events occurring up to and including the date of this Supplemental Release.  Included in the release set forth in the preceding sentence, without limiting its scope, are claims arising under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974 (“ERISA”), and the Age Discrimination in Employment Act of 1967 (“ADEA”), each as amended, as well as any other federal, state or local employment or labor laws, wrongful discharge or other statutory employment law claims, as well as any claims in contract, tort, or common law, and which are related to Executive’s employment with the Company, Western Union, and/or their subsidiaries and Affiliates or the termination of that employment (the “Claims”). The term “Claims” is intended to be broad and all-encompassing and is not limited to those claims specifically cited in the foregoing sentence.

Notwithstanding the foregoing, Executive does not waive claims, causes of action or demands of any kind to enforce the Agreement; claims, causes of action or demands that may arise after the date this Supplemental Release is executed and which are based on acts or omissions occurring after the date this Supplemental Release is signed; or claims, causes of action or demands which by law cannot be released by private agreement between the employer and employee, including but not limited to any claim for any accrued benefits to which Executive has a non-forfeitable right under any ERISA retirement benefit plan.  Furthermore, notwithstanding the foregoing, nothing in this Supplemental Release waives Executive’s rights to indemnification in accordance with Western Union’s bylaws, waives Executive’s rights to directors and officers liability insurance coverage (subject to the terms of the applicable insurance policies) or waives a claim which by law cannot be waived.

The Released Parties acknowledge that, as of the date of this Supplemental Release, the Released Parties are not aware of any claims or causes of action or demands of any kind which any of the Released Parties could assert against Executive based on Executive’s acts or omissions occurring up to and including the date of this Supplemental Release.

4.          Review Period and Revocation.  Executive acknowledges that Executive was given a period of at least 21 calendar days to review this Supplemental Release from the date that Executive received it on May 29, 2019.  Executive cannot sign this Supplemental Release prior to Executive’s Termination Date.  Executive agrees that to the extent changes were made to the terms of the Agreement or there are changes made to the terms of this Supplemental Release, whether they are material or immaterial, the 21-day period for review of this Supplemental Release is not recommenced.  To accept the Supplemental Release, Executive must sign the original and return it to Richard Williams within five (5) days after the Termination Date.  Executive acknowledges that the Company and Released Parties have made no promises to Executive other than those contained in this Supplemental Release and the Agreement.  EXECUTIVE ACKNOWLEDGES THAT EXECUTIVE WAS ADVISED IN WRITING BY THIS SUPPLEMENTAL RELEASE TO REVIEW THIS SUPPLEMENTAL RELEASE WITH AN ATTORNEY BEFORE SIGNING THIS SUPPLEMENTAL RELEASE. Executive is further advised that Executive has 7 calendar days after Executive signs this Supplemental Release to revoke it by notifying the Company of such revocation in writing. In the event Executive revokes this Supplemental Release as specified in the immediately preceding sentence, the Company will deem this Supplemental Release to be void in its entirety, in which case neither party will be bound by its terms and no payment will be made to Executive hereunder, beyond the $5,000 (gross) as specified in paragraphs 16 and 22 of the Agreement.  The Agreement and all other agreements that Executive signed while employed with the Company, Western Union, and/or their subsidiaries or Affiliates (as referenced in the paragraph in the Agreement titled “Other Agreements, Survivability and Successorship”) will remain in full force and effect whether or not Executive signs or does not sign this Supplemental Release and whether or not Executive revokes or does not revoke this Supplemental Release after having signed it.  Nothing in this Supplemental Release precludes Executive from filing a lawsuit to challenge the validity of this Agreement under the ADEA.

Dated this _______day of_____________________, 2019.

Odilon Almeida

Western Union, LLC

By:

Title:

EXHIBIT B

NON-SOLICITATION AND NON-DISCLOSURE AGREEMENT

For purposes of this Exhibit B, “Company” refers to Western Union, LLC, The Western Union Company and/or its subsidiaries or Affiliates (as defined in the Agreement) for which Executive works or may work in the future (hereinafter individually and collectively referred to as the “Company” for purposes of this Exhibit B).

Executive agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill, and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information.  Executive agrees that Executive’s work for the Company has brought Executive into close contact with many of the Company’s customers, Trade Secrets, Confidential Information, and Third Party Information (as defined below) and the Company has provided Executive access to such information to perform Executive’s job duties, the disclosure of which would cause the Company significant and irreparable harm. Executive recognizes that any unauthorized disclosure of Third Party Information could breach non-disclosure obligations or violate applicable laws or Company policy.  Executive further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company’s legitimate business interests in its customer relationships, Trade Secrets, Confidential Information, and Third Party Information (as defined in Section I below).

I.           Nondisclosure of Trade Secrets, Confidential Information and Third Party Information. Executive agrees that for so long as the pertinent information or documentation remains a Trade Secret, Executive will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Company Trade Secrets.  Executive further agrees that at all times after the cessation of Executive’s employment with the Company, Executive will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Company Confidential Information, subject to applicable law. The obligations set forth herein shall not be construed as limiting Executive’s ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency.  This Agreement also does not limit Executive’s right to receive an award for information provided to any government agency. Executive agrees that for so long as the pertinent information or documentation is subject to protection under Company nondisclosure obligations, policy or applicable law Executive will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Third Party Information.  Under 18 U.S.C. 1833(b), Executive shall not be held criminally or civilly liable under any Federal or State trade secret law for disclosing a trade secret in confidence (i) to either a Federal, State, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Should Executive file a retaliation lawsuit alleging that he/she was retaliated against for reporting a suspected violation of law, Executive may disclose trade secret information to his/her attorney and use that information in a court proceeding so long as (i) Executive files any document containing the trade secret information under seal, and (ii) does not disclose the trade secret, except pursuant to court order.  This constitutes notice under 18 U.S.C. 1833(b)(3).

A.         Company “Trade Secrets” includes but is not limited to the following:

1.          any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, its customers, clients, and suppliers; and

2.          any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications, inventions, systems information, whether or not patentable or copyrightable.

B.         Company “Confidential Information” means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

1.          Financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods; and

2.          Supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known.

C.         “Third Party Information” means any data or information of the Company’s customers, suppliers, consumers or employees that the Company is prohibited by law, contract or Company policy from disclosing.  By way of example such information includes but is not limited to:

1.          Product specifications, marketing strategies, pricing, sales volumes, discounts;

2.          Nonpublic personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;

3.          Personnel information, including but not limited to employees’ personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance, skills, qualifications and abilities, or other employee information; and

4.          Customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers, agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information.

II.          Non-Solicitation of Customers.  Executive agrees that, for twelve (12) months after the cessation of Executive’s employment with the Company, Executive will not solicit, contact, call upon, or attempt to communicate with any customer or prospective customer of the Company for the purpose of providing any products or services substantially similar to those Executive provided while employed with the Company.  This restriction shall apply only to any customer or prospective customer of the Company with whom Executive had contact or about whom Executive learned Trade Secrets, Confidential Information, or Third Party Information during the last twenty-four (24) months of Executive’s employment with the Company.  For the purpose of this Section II, “contact” means interaction between Executive and the customer, or prospective customer which takes place to further the business relationship, or making sales to or performing services for the customer, or prospective customer on behalf of the Company.

III.         Non-Solicitation of Employees.  For twelve (12) months after the cessation of employment with the Company, Executive will not recruit, hire, or attempt to recruit or hire, directly or by assisting others, any employee of the Company with whom Executive had contact or about whom Executive learned Trade Secrets, Confidential Information, or Third Party Information during Executive’s last twenty-four (24) months of employment with the Company.  For the purposes of this Section III, “contact” means any interaction whatsoever between Executive and the other employee.

IV.       Successorship.  As part of this provision, Executive understands and agrees that should Executive become employed by another entity owned or otherwise affiliated with The Western Union Company (such as its divisions or unincorporated affiliates), the obligations of this Agreement follow Executive to such other entity automatically and without further action, and that entity becomes the “Company” within the meaning of this Agreement.

EXHIBIT C

ARBITRATION PROCEDURE

1.          Scope.

a.          Any dispute arising out of or related to Executive's employment (or separation from employment) with the Company that is not subject to the releases set forth in the paragraphs of the Agreement and of the Supplemental Release titled “Complete Release” (the “Releases”) and/or any dispute regarding the enforceability of such releases (hereinafter, a “Claim”), shall be resolved exclusively through final and binding arbitration as described in this Arbitration Procedure (“Procedure”).

b.          All disputes or issues regarding arbitrability, the validity, scope, enforceability, interpretation, or application of this Procedure, the arbitrator’s jurisdiction, as well as any gateway, threshold, or any other challenges either to the Releases or this Procedure, including claims that either the Releases or this Procedure are unconscionable, are delegated to the arbitrator for resolution.

2.     Invoking Arbitration.

a.          Arbitration under this Procedure shall be administered by JAMS and conducted pursuant to the JAMS Employment Arbitration Rules & Procedures, effective July 1, 2014 (“JAMS Rules”), except as modified in this Procedure.  Copies of the JAMS Rules may be obtained at www.jamsadr.com or by request directed to Western Union’s Office of General Counsel, at 7001 E. Belleview Ave., HQ-8, Denver, CO 80237.  The arbitration shall be subject to JAMS Policy on Employment Arbitration, Minimum Standards of Procedural Fairness.  This Procedure constitutes an agreement to arbitrate within the meaning of JAMS Rule 5(a)(ii).

b.          The party asserting a Claim must demand arbitration in writing, and deliver the written demand by hand, overnight delivery or first class mail to the other party within the applicable statute of limitations period.  The demand shall include identification of the parties, a statement of the legal and factual basis of the Claim(s), and a specification of the remedy sought.  Any demand made by Executive shall be delivered to the Company at its principal office located at 7001 E. Belleview Ave., Denver, CO 80237, attention General Counsel.  Any demand made by the Company shall be sent to Executive’s last known home address as reflected in the Company’s business records.

c.          The party receiving a demand shall respond in writing to the demand as described in the JAMS rules.

3.          Class and Collective Action Waivers.  Claims may be taken to arbitration on an individual basis only.  There will be no right or authority for any Claim to proceed as either a class or collective arbitration.  In the event the arbitrator issues any ruling, including a clause construction ruling or a discovery ruling, that is inconsistent with the waivers described in this paragraph, the arbitration will be terminated immediately, and the parties shall litigate the Claim in a court of competent jurisdiction.  The waivers described in this paragraph shall be severable from this Procedure in any case in which the Claim is filed as an individual action and severance is necessary to ensure that the individual action proceeds in arbitration.  The provisions of the Federal Arbitration Act, 9 U.S.C. § 1 et seq. (“FAA”) permitting federal courts to enjoin arbitration proceedings apply to this Procedure.

4.          Selection of the Arbitrator and Arbitration Procedures.

a.          The parties shall select a single arbitrator to resolve the Claim.  If the parties cannot agree on an arbitrator, the arbitrator will be appointed pursuant to the JAMS Rules.  In either case, the arbitrator shall be either a retired judge or a lawyer with more than twenty (20) years of experience in counselling and/or litigation of employment disputes.  Notwithstanding JAMS Rule 15, in no event will an arbitrator be appointed without the agreement of both parties.

b.          Any arbitration convened shall be conducted in the same federal judicial district where Executive was last employed by the Company.

c.          Nothing in this Procedure shall preclude either party from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

5.          Arbitration Fees.  Each party will pay the fees for his, her, or its own attorneys, subject to any remedies to which that party may later be entitled under applicable law. The Company agrees to bear all but the first $350 of the JAMS arbitration case filing fee.  In all cases where required by law, the Company will pay the arbitrator's fee and any case administration fees imposed by JAMS.  However, if under applicable law the Company is not required to pay all of the arbitrator's and/or JAMS fees, such fee(s) will be apportioned between the parties in accordance with said applicable law, and any disputes on such matters will be resolved by the arbitrator.  Any dispute about the reasonableness of either party’s claim to recover attorneys’ fees shall be resolved by the arbitrator according to the standards for awarding reasonable attorneys’ fees applicable to the underlying substantive law.

6.          Pre-Hearing Matters.

a.          The arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the arbitrator deems necessary.  The Arbitrator shall have the power to entertain a dispositive motion by either party and shall apply the standards governing such motions set forth in the Federal Rules of Civil Procedure.

b.          The arbitrator shall have no jurisdiction to take any action that is inconsistent with the waivers set forth in paragraph 3.

c.          Discovery and other pre-hearing proceedings in any arbitration shall be conducted in accordance with JAMS Rules, as modified in this subparagraph.

d.          Each side may take three (3) discovery depositions. Each side's depositions are to consume no more than a total of fifteen (15) hours.

e.          The total period for the taking of depositions shall not exceed six (6) weeks.

f.           Written discovery shall be permitted as ordered by the arbitrator.

g.          Each party shall submit its witness list ten (10) business days before the hearing.

h.         The arbitrator shall have discretion to issue appropriate rulings governing discovery and other pre-hearing matters, including dispositive motions, in order to facilitate a prompt resolution of the dispute.

7.          Substantive Law and Arbitration Proceeding.   The arbitrator shall apply the substantive law including, but not limited to, applicable statutes of limitations, of the state of Executive’s work location, at the time the Claim arises, or federal law, or both, as applicable to the Claims asserted.  Except as otherwise ordered by the arbitrator, the arbitration hearing shall be concluded in no more than two (2) days of evidentiary hearings.  Within 30 days of the close of the arbitration hearing, any party will have to file a post-hearing with the arbitrator, a copy of which will be served on the other party.

8.          Confidentiality.  Except as may be permitted or required by law, as determined by the arbitrator, neither a party nor an arbitrator may disclose the existence, content (including all testimony, information and discovery materials), or results of any arbitration conducted hereunder without the prior written consent of all parties.

9.          The Arbitrator’s Award.  The arbitrator may award any party any remedy to which that party is entitled under applicable law, but such remedies shall be limited to those that would be available to a party in his or her individual capacity in a court of law.

10.        The Arbitrator’s Written Decision.  The arbitrator will issue a written decision or award, stating findings of fact and conclusions of law.  A court of competent jurisdiction shall have the authority to enter a judgment enforcing the award pursuant to the FAA.

11.        General Provisions.  This Procedure reflects the parties’ full and complete agreement relating to the resolution of Claims.  The FAA shall govern arbitrations conducted pursuant to this Procedure.  In the event any portion of this Procedure is deemed unenforceable, the unenforceable provision will be severed and the remainder of this Procedure will be enforceable.

EXHIBIT D

RESTRICTIVE COVENANT AGREEMENTS

RCA Florida February 2019	Page 1 of 8

RESTRICTIVE COVENANT AGREEMENT
FOR EMPLOYEES IN FLORIDA

This Agreement is between Odilon Almeida (hereinafter referred to as “Employee”) and Western Union, LLC, The Western Union Company, or its Affiliates for which Employee works or may work in the future (hereinafter individually and collectively referred to as the “Company”). Employee understands and agrees that should Employee become employed by another entity owned or otherwise affiliated with The Western Union Company (such as its divisions or unincorporated affiliates), the obligations of this agreement follow Employee to such other entity automatically and without further action, and that entity becomes the “Company” within the meaning of this Agreement.

In consideration of employment or continued employment by the Company, the grant to Employee of an award pursuant to The Western Union Company 2015 Long-Term Incentive Plan on February 20, 2019 (“LTIP Award”) (incorporated herein by this reference), and other good and valuable consideration, Employee agrees as follows:

I.    Protection of Trade Secrets and Confidential Information.

A.   Employee agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information. Employee agrees that Employee’s work for the Company will continue to bring Employee into close contact with many of the Company’s customers, Trade Secrets, and Confidential Information (as defined below), the disclosure of which would cause the Company significant and irreparable harm. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company’s legitimate business interests in its customer relationships, Trade Secrets, and Confidential Information.

1.   “Trade Secrets” includes but is not limited to the following:

a)   any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, and its customers, clients, and suppliers; and

b)   any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications, inventions, systems information, whether or not patentable or copyrightable.

RCA Florida February 2019	Page 2 of 8

2.    “Confidential Information” means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

a)    Financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods; and

b)   Supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known.

c)    Data or information of the Company’s customers, suppliers, consumers or employees that the Company is prohibited by law, contract or Company policy from disclosing. By way of example such information includes but is not limited to:

(1)  Product specifications, marketing strategies, pricing, sales volumes, discounts;

(2)  Nonpublic personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;

(3)  Personnel information, including but not limited to other employees’ personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance skills, qualifications, and abilities, or other employee information (nothing in this provision, however, is intended to prohibit employee from disclosing to others information about Employee’s compensation or the Employee’s working conditions); and

RCA Florida February 2019	Page 3 of 8

(4)  Customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers, agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information.

B.   Non-Disclosure of Trade Secrets and Confidential Information. Employee agrees that for so long as the pertinent information or documentation remains a Trade Secret, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Trade Secrets. Employee further agrees that during Employee’s employment and after the cessation of Employee’s employment with the Company, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information which shall have become generally known to competitors of the Company through no act or omission of Employee, nor shall the obligations set forth herein apply to disclosures made as required by law. Under 18 U.S.C. §1833(b), Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for disclosing a Trade Secret in confidence (i) to either a Federal, State, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Should Employee file a retaliation lawsuit alleging that Employee was retaliated against for reporting a suspected violation of law, Employee may disclose Trade Secret information to Employee’s attorney and use that information in a court proceeding so long as (i) Employee files any document containing the Trade Secret information under seal, and (ii) does not disclose the Trade Secret, except pursuant to court order. This constitutes notice under 18 U.S.C. §1833(b)(3).

Notwithstanding the foregoing, nothing in this Agreement limits Employee’s ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Employee’s right to receive an award for information provided to any government agency.

C.   Return of Information. Upon cessation of Employee’s employment with the Company or at any time the Company requests, Employee agrees to return all Company materials and Trade Secrets and Confidential Information, and all copies thereof (including without limitation, all memoranda and notes containing the names, addresses, and needs of the Company’s customers and prospective customers) in Employee’s possession or over which Employee exercises control, and regardless of whether such materials were prepared by the Company, Employee, or a third party.

RCA Florida February 2019	Page 4 of 8

II.   Non-Competition.

A.   Employee agrees that Western Union, LLC (for purposes of this Section II only, referred to as “Western Union”) is engaged in a highly competitive business. Employee agrees that due to Employee’s position, engaging in any business which is competitive with Western Union will cause Western Union great and irreparable harm. Employee agrees that Employee’s work for Western Union has brought and will bring Employee into close contact with many of Western Union’s customers, Trade Secrets, Confidential Information, and other proprietary information. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect Western Union’s legitimate business interests in its customer relationships, Trade Secrets, Confidential Information, and other proprietary information.

B.   Employee agrees that while employed by Western Union, Employee will faithfully devote Employee’s best efforts and entire time to advance the interests of Western Union and will not, on Employee’s behalf or on another’s behalf, engage in any manner in any other business.

C.   Employee agrees that for twelve (12) months after the cessation of employment with Western Union for any reason, Employee shall not, on Employee’s behalf or another’s behalf, engage in any activities for a competitor of Western Union that are substantially similar to the activities Employee performed on behalf of Western Union within the geographic area that is the same or substantially similar to the geographic area that Employee serviced while employed by Western Union, except as prohibited by law.

D.   Employee agrees that prospective employers exist such that employment opportunities are available to Employee which would not be in violation of this Section II. Employee further agrees that this Section II is reasonable in scope and does not constitute a restraint of trade with respect to Employee’s ability to obtain alternate employment in the event Employee’s employment with Western Union terminates for any reason, and regardless of whether such termination is initiated by Employee or Western Union.

III.  Non-Solicitation of Customers.

A.   Employee agrees that while employed by the Company, Employee has had and will have contact with and has become and will become aware of the Company’s customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers, and that Employee has benefited and added and will continue to benefit and add to the Company’s goodwill with its customers and in the marketplace generally. Employee further agrees that loss of such customers will cause the Company significant and irreparable harm.

RCA Florida February 2019	Page 5 of 8

B.   Accordingly, Employee agrees that, for twelve (12) months after the cessation of Employee’s employment with the Company, Employee will not solicit, contact, call upon, accept orders from, or attempt to communicate with any customer or prospective customer of the Company for the purpose of providing any products or services substantially similar to those Employee provided while employed with the Company. This restriction shall apply only to any customer or prospective customer of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information, during the last twenty-four (24) months of Employee’s employment with the Company. For the purpose of this Section III(B), “contact” means interaction between Employee and the customer or prospective customer which takes place to further the business relationship, or making sales to or performing services for the customer or prospective customer on behalf of the Company.

IV. Non-Solicitation of Employees and Others.

A.   Employee acknowledges and agrees that solely as a result of employment with the Company, Employee has and will come into contact with and has acquired and will acquire Trade Secrets or Confidential Information regarding some, most, or all of the Company’s employees, consultants, contractors, or agents (for purposes of this Section IV, collectively referred to as “worker”).

B.   Accordingly, both during employment with the Company and for twelve (12) months after the cessation of employment with the Company, Employee will not recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other worker of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information during Employee’s last twenty-four (24) months of employment with the Company. For the purposes of this Section IV, “contact” means any business-related interaction between Employee and the other worker.

V.   Notices Regarding Subsequent Employment.  To facilitate compliance with this Agreement, Employee agrees to provide the Company with notice of Employee’s post-Company employment during the time period encompassed by the restrictions contained herein. Such notice shall include the identity of the company with which Employee will be employed, Employee’s job title, and Employee’s general responsibilities in the job. The notice shall be given to the Employment Law Group, The Western Union Company, 7001 East Belleview Avenue, Denver, Colorado 80237 within five (5) business days of Employee’s acceptance of a job offer. Additionally, Employee agrees to provide a copy of this Agreement to prospective employers prior to commencing employment.

VI. Nondisparagement.  Employee agrees not to make any disparaging comments about the Company, or its officers, directors, representatives, employees and agents; provided that nothing in this Agreement limits Employee’s ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Employee’s right to receive an award for information provided to any government agency.

RCA Florida February 2019	Page 6 of 8

VII. Miscellaneous Provisions.

A.   Successorship. This Agreement inures to the benefit of any successors or assigns of the Company, and Employee’s obligations apply equally to the Company and its successors or assigns.

B.   Amendments in Writing. No modification, amendment to, or waiver of this Agreement or any of its provisions shall be binding upon Employee or the Company unless made in writing and duly signed by both parties, except that Employee agrees that the Company may, at its option and without consideration, substitute less restrictive provisions relating to the provisions contained herein.

C.   Severability. The provisions (including subparagraphs) in this Agreement are severable and, if any provision is determined to be prohibited or unenforceable in any jurisdiction, it shall be deemed modified to render it enforceable. To the extent the provision cannot be modified to render it enforceable, it shall be severed and the remaining provisions shall nevertheless be binding and enforceable; provided however, that Employee agrees that the consideration offered in the LTIP Award agreement to which this Agreement is attached, as well as future LTIP Awards, are conditioned upon Employee’s acceptance of and compliance with the terms of this Agreement as written. If Employee fails to comply with this Agreement as written, the Company and The Western Union Company will be relieved of their obligations under the LTIP Award agreement as well as future LTIP Award agreements.

D.   Court’s Right to Modify Restrictions. The parties have attempted to limit Employee’s activities only to the extent necessary to protect the Company’s Trade Secrets, Confidential Information, and customer relationships. The parties agree that, if the scope or enforceability of this Agreement, or any part thereof, is in any way disputed at any time, a court may modify and enforce the paragraph to the extent it believes to be reasonable under the applicable law and circumstances.

E.   Injunctive Relief. Employee understands, acknowledges, and agrees that in the event of a breach or threatened breach of any of the covenants contained in this Agreement, the Company shall suffer irreparable injury for which there is no adequate remedy at law, and the Company will therefore be entitled to temporary, preliminary, and/or permanent injunctive relief, without bond or other security from the courts, enjoining additional breaches and threatened breaches. Employee further acknowledges that the Company also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.

RCA Florida February 2019	Page 7 of 8

F.   Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflict of law.

G.   Waiver of Jury Trial. The parties agree to waive their right to trial by jury for any dispute hereunder.

H.   Definition of Affiliate. For purposes of this Agreement, “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person. As used herein, “control” means the power to direct the management or affairs of a Person, and “ownership” means the beneficial ownership of at least 10% of the voting securities of the Person. The Company shall be deemed to control any settlement network in which it has any equity ownership. As used herein, “Person” means any corporation (including The Western Union Company), limited or general partnership, limited liability company, joint venture, association, organization or other entity.

I.    Waiver of Breach. The Company’s waiver of a breach of any provision of this Agreement by the Employee does not waive any subsequent breach by the Employee, nor does the Company’s failure to take action against any other employee for similar breaches operate as a waiver by the Company of Employee’s breach of this Agreement.

J.    Attorney’s Fees. If the Company must enforce any of its rights under this Agreement through legal proceedings, Employee agrees to reimburse the Company for all reasonable costs, expenses, and attorney’s fees incurred by it in connection with the enforcement of its rights.

K.   Other Obligations. This Agreement is in addition to and not in lieu of other non-solicitation, non-disclosure, and non-competition obligations that Employee may owe to the Company.

L.   Electronic Acceptance. This Agreement may be accepted by Employee either manually by signing and dating this Agreement below or by means of a Company-approved electronic acceptance process. Employee understands and agrees that electronic acceptance by Employee of this Agreement has the same legal effect as a manual signature of this Agreement.

RCA Florida February 2019	Page 8 of 8

ON BEHALF OF COMPANY		EMPLOYEE

By:		By:
	The Western Union Company		Employee’s Signature
Steven E. Christoffersen
	Assistant General Counsel		4/4/2019
Date

Odilon Almeida
Employee’s Name

177521
Employee’s ID#

RCA Florida February 2019	Page 9 of 8

EXHIBIT D-2

RESTRICTIVE COVENANT AGREEMENT
FOR EMPLOYEES IN FLORIDA

This Agreement is between Odilon Almeida (hereinafter referred to as “Employee”) and Western Union LLC, The Western Union Company, or its Affiliates for which Employee works or may work in the future (hereinafter individually and collectively referred to as the “Company”). Employee understands and agrees that should Employee become employed by another entity owned or otherwise affiliated with The Western Union Company (such as its divisions or unincorporated affiliates), the obligations of this agreement follow Employee to such other entity automatically and without further action, and that entity becomes the "Company" within the meaning of this Agreement.

In consideration of employment or continued employment by the Company, the grant to Employee of an award pursuant to The Western Union Company 2015 Long-Term Incentive Plan on February 21, 2018 (“LTIP Award”) (incorporated herein by this reference), and other good and valuable consideration, Employee agrees as follows:

I.    Protection of Trade Secrets and Confidential Information.

A.   Employee agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information. Employee agrees that Employee’s work for the Company will continue to bring Employee into close contact with many of the Company’s customers, Trade Secrets, and Confidential Information (as defined below), the disclosure of which would cause the Company significant and irreparable harm. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company’s legitimate business interests in its customer relationships, Trade Secrets, and Confidential Information.

1.    “Trade Secrets” includes but is not limited to the following:

a)    any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, and its customers, clients, and suppliers; and

b)   any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications, inventions, systems information, whether or not patentable or copyrightable.

RCA Florida October 2017	Page 1 of 8

2.   “Confidential Information” means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

a)    Financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods; and

b)   Supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known.

c)    Data or information of the Company’s customers, suppliers, consumers or employees that the Company is prohibited by law, contract or Company policy from disclosing. By way of example such information includes but is not limited to:

(1)  Product specifications, marketing strategies, pricing, sales volumes, discounts;

(2)  Nonpublic personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;

(3)  Personnel information, including but not limited to other employees’ personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance skills, qualifications, and abilities, or other employee information (nothing in this provision, however, is intended to prohibit employee from disclosing to others information about Employee’s compensation or the Employee’s working conditions); and

(4)  Customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers, agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information.

RCA Florida October 2017	Page 2 of 8

B.   Non-Disclosure of Trade Secrets and Confidential Information. Employee agrees that for so long as the pertinent information or documentation remains a Trade Secret, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Trade Secrets. Employee further agrees that during Employee’s employment and after the cessation of Employee’s employment with the Company, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information which shall have become generally known to competitors of the Company through no act or omission of Employee, nor shall the obligations set forth herein apply to disclosures made as required by law. Under 18 U.S.C. §1833(b), Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for disclosing a Trade Secret in confidence (i) to either a Federal, State, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Should Employee file a retaliation lawsuit alleging that Employee was retaliated against for reporting a suspected violation of law, Employee may disclose Trade Secret information to Employee’s attorney and use that information in a court proceeding so long as (i) Employee files any document containing the Trade Secret information under seal, and (ii) does not disclose the Trade Secret, except pursuant to court order. This constitutes notice under 18 U.S.C. §1833(b)(3).

Notwithstanding the foregoing, nothing in this Agreement limits Employee’s ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Employee’s right to receive an award for information provided to any government agency.

C.   Return of Information. Upon cessation of Employee’s employment with the Company or at any time the Company requests, Employee agrees to return all Company materials and Trade Secrets and Confidential Information, and all copies thereof (including without limitation, all memoranda and notes containing the names, addresses, and needs of the Company’s customers and prospective customers) in Employee’s possession or over which Employee exercises control, and regardless of whether such materials were prepared by the Company, Employee, or a third party.

RCA Florida October 2017	Page 3 of 8

II.   Non-Competition.

A.   Employee agrees that Western Union LLC, (for purposes of this Section II only, referred to as “Western Union”) is engaged in a highly competitive business. Employee agrees that due to Employee’s position, engaging in any business which is competitive with Western Union will cause Western Union great and irreparable harm. Employee agrees that Employee’s work for Western Union has brought and will bring Employee into close contact with many of Western Union’s customers, Trade Secrets, Confidential Information, and other proprietary information. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect Western Union’s legitimate business interests in its customer relationships, Trade Secrets, Confidential Information, and other proprietary information.

B.   Employee agrees that while employed by Western Union, Employee will faithfully devote Employee’s best efforts and entire time to advance the interests of Western Union and will not, on Employee’s behalf or on another’s behalf, engage in any manner in any other business.

C.   Employee agrees that for twelve (12) months after the cessation of employment with Western Union for any reason, Employee shall not, on Employee’s behalf or another’s behalf, engage in any activities for a competitor of Western Union that are substantially similar to the activities Employee performed on behalf of Western Union within the geographic area that is the same or substantially similar to the geographic area that Employee serviced while employed by Western Union, except as prohibited by law.

D.   Employee agrees that prospective employers exist such that employment opportunities are available to Employee which would not be in violation of this Section II. Employee further agrees that this Section II is reasonable in scope and does not constitute a restraint of trade with respect to Employee’s ability to obtain alternate employment in the event Employee’s employment with Western Union terminates for any reason, and regardless of whether such termination is initiated by Employee or Western Union.

III.  Non-Solicitation of Customers.

A.   Employee agrees that while employed by the Company, Employee has had and will have contact with and has become and will become aware of the Company’s customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers, and that Employee has benefited and added and will continue to benefit and add to the Company’s goodwill with its customers and in the marketplace generally. Employee further agrees that loss of such customers will cause the Company significant and irreparable harm.

RCA Florida October 2017	Page 4 of 8

B.   Accordingly, Employee agrees that, for twelve (12) months after the cessation of Employee’s employment with the Company, Employee will not solicit, contact, call upon, accept orders from, or attempt to communicate with any customer or prospective customer of the Company for the purpose of providing any products or services substantially similar to those Employee provided while employed with the Company. This restriction shall apply only to any customer or prospective customer of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information, during the last twenty-four (24) months of Employee’s employment with the Company. For the purpose of this Section III(B), “contact” means interaction between Employee and the customer or prospective customer which takes place to further the business relationship, or making sales to or performing services for the customer or prospective customer on behalf of the Company.

IV. Non-Solicitation of Employees and Others.

A.   Employee acknowledges and agrees that solely as a result of employment with the Company, Employee has and will come into contact with and has acquired and will acquire Trade Secrets or Confidential Information regarding some, most, or all of the Company’s employees, consultants, contractors, or agents (for purposes of this Section IV, collectively referred to as “worker”).

B.   Accordingly, both during employment with the Company and for twelve (12) months after the cessation of employment with the Company, Employee will not recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other worker of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information during Employee’s last twenty-four (24) months of employment with the Company. For the purposes of this Section IV, “contact” means any business-related interaction between Employee and the other worker.

V.   Notices Regarding Subsequent Employment.  To facilitate compliance with this Agreement, Employee agrees to provide the Company with notice of Employee’s post-Company employment during the time period encompassed by the restrictions contained herein. Such notice shall include the identity of the company with which Employee will be employed, Employee’s job title, and Employee’s general responsibilities in the job. The notice shall be given to the Employment Law Group, The Western Union Company, Meridian II, 12500 Belford Avenue, Englewood, Colorado 80112 within five (5) business days of Employee’s acceptance of a job offer. Additionally, Employee agrees to provide a copy of this Agreement to prospective employers prior to commencing employment.

VI. Nondisparagement.  Employee agrees not to make any disparaging comments about the Company, or its officers, directors, representatives, employees and agents; provided that nothing in this Agreement limits Employee’s ability to communicate with any government agency or otherwise participate in any investigation or proceeding that may be conducted by any government agency, nor does this Agreement limit Employee’s right to receive an award for information provided to any government agency.

RCA Florida October 2017	Page 5 of 8

VII. Miscellaneous Provisions.

A.   Successorship. This Agreement inures to the benefit of any successors or assigns of the Company, and Employee’s obligations apply equally to the Company and its successors or assigns.

B.   Amendments in Writing. No modification, amendment to, or waiver of this Agreement or any of its provisions shall be binding upon Employee or the Company unless made in writing and duly signed by both parties, except that Employee agrees that the Company may, at its option and without consideration, substitute less restrictive provisions relating to the provisions contained herein.

C.   Severability. The provisions (including subparagraphs) in this Agreement are severable and, if any provision is determined to be prohibited or unenforceable in any jurisdiction, it shall be deemed modified to render it enforceable. To the extent the provision cannot be modified to render it enforceable, it shall be severed and the remaining provisions shall nevertheless be binding and enforceable; provided however, that Employee agrees that the consideration offered in the LTIP Award agreement to which this Agreement is attached, as well as future LTIP Awards, are conditioned upon Employee’s acceptance of and compliance with the terms of this Agreement as written. If Employee fails to comply with this Agreement as written, the Company and The Western Union Company will be relieved of their obligations under the LTIP Award agreement as well as future LTIP Award agreements.

D.   Court’s Right to Modify Restrictions. The parties have attempted to limit Employee’s activities only to the extent necessary to protect the Company’s Trade Secrets, Confidential Information, and customer relationships. The parties agree that, if the scope or enforceability of this Agreement, or any part thereof, is in any way disputed at any time, a court may modify and enforce the paragraph to the extent it believes to be reasonable under the applicable law and circumstances.

E.   Injunctive Relief. Employee understands, acknowledges, and agrees that in the event of a breach or threatened breach of any of the covenants contained in this Agreement, the Company shall suffer irreparable injury for which there is no adequate remedy at law, and the Company will therefore be entitled to temporary, preliminary, and/or permanent injunctive relief, without bond or other security from the courts, enjoining additional breaches and threatened breaches. Employee further acknowledges that the Company also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.

F.   Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflict of law.

RCA Florida October 2017	Page 6 of 8

G.   Waiver of Jury Trial. The parties agree to waive their right to trial by jury for any dispute hereunder.

H.   Definition of Affiliate. For purposes of this Agreement, “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person. As used herein, “control” means the power to direct the management or affairs of a Person, and “ownership” means the beneficial ownership of at least 10% of the voting securities of the Person. The Company shall be deemed to control any settlement network in which it has any equity ownership. As used herein, “Person” means any corporation (including The Western Union Company), limited or general partnership, limited liability company, joint venture, association, organization or other entity.

I.    Waiver of Breach. The Company’s waiver of a breach of any provision of this Agreement by the Employee does not waive any subsequent breach by the Employee, nor does the Company’s failure to take action against any other employee for similar breaches operate as a waiver by the Company of Employee’s breach of this Agreement.

J.    Attorney’s Fees. If the Company must enforce any of its rights under this Agreement through legal proceedings, Employee agrees to reimburse the Company for all reasonable costs, expenses, and attorney’s fees incurred by it in connection with the enforcement of its rights.

K.   Other Obligations. This Agreement is in addition to and not in lieu of other non-solicitation, non-disclosure, and non-competition obligations that Employee may owe to the Company.

L.   Electronic Acceptance. This Agreement may be accepted by Employee either manually by signing and dating this Agreement below or by means of a Company-approved electronic acceptance process. Employee understands and agrees that electronic acceptance by Employee of this Agreement has the same legal effect as a manual signature of this Agreement.

RCA Florida October 2017	Page 7 of 8

ON BEHALF OF COMPANY		EMPLOYEE

By:	Steven E. Christoffersen	By:	Odilon Almeida
	The Western Union Company Steven E. Christoffersen Assistant Secretary		Employee’s Signature

March 26, 2018
Date

Odilon Almeida
Employee Name

177521
Employee’s ID#

Accepted on: March 26, 2018

RCA Florida October 2017	Page 8 of 8

EXHIBIT D-3

RESTRICTIVE COVENANT AGREEMENT
FOR EMPLOYEES IN FLORIDA

This Agreement is between Odilon Almeida (hereinafter referred to as “Employee”) and Western Union, LLC, The Western Union Company, or its Affiliates for which Employee works or may work in the future (hereinafter individually and collectively referred to as the “Company”). Employee understands and agrees that should Employee become employed by another entity owned or otherwise affiliated with The Western Union Company (such as its divisions or unincorporated affiliates), the obligations of this agreement follow Employee to such other entity automatically and without further action, and that entity becomes the “Company” within the meaning of this Agreement.

In consideration of employment or continued employment by the Company, the grant to Employee of an award pursuant to The Western Union Company 2015 Long-Term Incentive Plan (incorporated herein by this reference) (“LTIP Award”), and other good and valuable consideration, Employee agrees as follows:

I.     Protection of Trade Secrets and Confidential Information.

A.    Employee agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information. Employee agrees that Employee’s work for the Company will continue to bring Employee into close contact with many of the Company’s customers, Trade Secrets, and Confidential Information (as defined below), the disclosure of which would cause the Company significant and irreparable harm. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company’s legitimate business interests in its customer relationships, Trade Secrets, and Confidential Information.

1.   “Trade Secrets” includes but is not limited to the following:

a)   any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, and its customers, clients, and suppliers; and

b)   any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications, inventions, systems information, whether or not patentable or copyrightable.

RCA Florida February 2017	Page 1 of 8

2.    “Confidential Information” means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

a)    Financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods; and

b)   Supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known.

c)    Data or information of the Company’s customers, suppliers, consumers or employees that the Company is prohibited by law, contract or Company policy from disclosing. By way of example such information includes but is not limited to:

(1)  Product specifications, marketing strategies, pricing, sales volumes, discounts;

(2)  Nonpublic personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;

(3)  Personnel information, including but not limited to other employees’ personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance skills, qualifications, and abilities, or other employee information (nothing in this provision, however, is intended to prohibit employee from disclosing to others information about Employee’s compensation or the Employee’s working conditions); and

RCA Florida February 2017	Page 2 of 8

(4)  Customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers, agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information.

B.   Non-Disclosure of Trade Secrets and Confidential Information. Employee agrees that for so long as the pertinent information or documentation remains a Trade Secret, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Trade Secrets. Employee further agrees that during Employee’s employment and after the cessation of Employee’s employment with the Company, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information which shall have become generally known to competitors of the Company through no act or omission of Employee, nor shall the obligations set forth herein apply to disclosures made as required by law. Under 18 U.S.C. §1833(b), Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for disclosing a Trade Secret in confidence (i) to either a Federal, State, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Should Employee file a retaliation lawsuit alleging that Employee was retaliated against for reporting a suspected violation of law, Employee may disclose Trade Secret information to Employee’s attorney and use that information in a court proceeding so long as (i) Employee files any document containing the Trade Secret information under seal, and (ii) does not disclose the Trade Secret, except pursuant to court order. This constitutes notice under 18 U.S.C. §1833(b)(3).

Notwithstanding the foregoing, nothing herein shall prohibit or restrict Employee from communicating directly with, or responding to any inquiry from, cooperating with, or providing testimony before, the Securities and Exchange Commission, or any other self-regulatory organization, or any other federal or state regulatory authority.

C.   Return of Information. Upon cessation of Employee’s employment with the Company or at any time the Company requests, Employee agrees to return all Company materials and Trade Secrets and Confidential Information, and all copies thereof (including without limitation, all memoranda and notes containing the names, addresses, and needs of the Company’s customers and prospective customers) in Employee’s possession or over which Employee exercises control, and regardless of whether such materials were prepared by the Company, Employee, or a third party.

RCA Florida February 2017	Page 3 of 8

II.   Non-Competition.

A.   Employee agrees that Western Union, LLC (for purposes of this Section II only, referred to as “Western Union”) is engaged in a highly competitive business. Employee agrees that due to Employee’s position, engaging in any business which is competitive with Western Union will cause Western Union great and irreparable harm. Employee agrees that Employee’s work for Western Union has brought and will bring Employee into close contact with many of Western Union’s customers, Trade Secrets, Confidential Information, and other proprietary information. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect Western Union’s legitimate business interests in its customer relationships, Trade Secrets, Confidential Information, and other proprietary information.

B.   Employee agrees that while employed by Western Union, Employee will faithfully devote Employee’s best efforts and entire time to advance the interests of Western Union and will not, on Employee’s behalf or on another’s behalf, engage in any manner in any other business.

C.   Employee agrees that for twelve (12) months after the cessation of employment with Western Union for any reason, Employee shall not, on Employee’s behalf or another’s behalf, engage in any activities for a competitor of Western Union that are substantially similar to the activities Employee performed on behalf of Western Union within the geographic area that is the same or substantially similar to the geographic area that Employee serviced while employed by Western Union, except as prohibited by law.

D.   Employee agrees that prospective employers exist such that employment opportunities are available to Employee which would not be in violation of this Section II. Employee further agrees that this Section II is reasonable in scope and does not constitute a restraint of trade with respect to Employee’s ability to obtain alternate employment in the event Employee’s employment with Western Union terminates for any reason, and regardless of whether such termination is initiated by Employee or Western Union.

III.  Non-Solicitation of Customers.

A.   Employee agrees that while employed by the Company, Employee has had and will have contact with and has become and will become aware of the Company’s customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers, and that Employee has benefited and added and will continue to benefit and add to the Company’s goodwill with its customers and in the marketplace generally. Employee further agrees that loss of such customers will cause the Company significant and irreparable harm.

RCA Florida February 2017	Page 4 of 8

B.   Accordingly, Employee agrees that, for twelve (12) months after the cessation of Employee’s employment with the Company, Employee will not solicit, contact, call upon, accept orders from, or attempt to communicate with any customer or prospective customer of the Company for the purpose of providing any products or services substantially similar to those Employee provided while employed with the Company. This restriction shall apply only to any customer or prospective customer of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information, during the last twenty-four (24) months of Employee’s employment with the Company. For the purpose of this Section III(B), “contact” means interaction between Employee and the customer or prospective customer which takes place to further the business relationship, or making sales to or performing services for the customer or prospective customer on behalf of the Company.

IV. Non-Solicitation of Employees and Others.

A.   Employee acknowledges and agrees that solely as a result of employment with the Company, Employee has and will come into contact with and has acquired and will acquire Trade Secrets or Confidential Information regarding some, most, or all of the Company’s employees, consultants, contractors, or agents (for purposes of this Section IV, collectively referred to as “worker”).

B.   Accordingly, both during employment with the Company and for twelve (12) months after the cessation of employment with the Company, Employee will not recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other worker of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information during Employee’s last twenty-four (24) months of employment with the Company. For the purposes of this Section IV, “contact” means any business-related interaction between Employee and the other worker.

V.   Notices Regarding Subsequent Employment. To facilitate compliance with this Agreement, Employee agrees to provide the Company with notice of Employee’s post-Company employment during the time period encompassed by the restrictions contained herein. Such notice shall include the identity of the company with which Employee will be employed, Employee’s job title, and Employee’s general responsibilities in the job. The notice shall be given to the Employment Law Group, The Western Union Company, Meridian II, 12500 Belford Avenue, Englewood, Colorado 80112 within five (5) business days of Employee’s acceptance of a job offer. Additionally, Employee agrees to provide a copy of this Agreement to prospective employers prior to commencing employment.

VI. Nondisparagement. Employee agrees not to make any disparaging comments about the Company, or its officers, directors, representatives, employees and agents; provided that nothing herein shall prohibit or restrict Employee from communicating directly with, or responding to any inquiry from, cooperating with, or providing testimony before, the Securities and Exchange Commission, or any other self-regulatory organization, or any other federal or state regulatory authority.

RCA Florida February 2017	Page 5 of 8

VII. Miscellaneous Provisions.

A.   Successorship. This Agreement inures to the benefit of any successors or assigns of the Company, and Employee’s obligations apply equally to the Company and its successors or assigns.

B.   Amendments in Writing. No modification, amendment to, or waiver of this Agreement or any of its provisions shall be binding upon Employee or the Company unless made in writing and duly signed by both parties, except that Employee agrees that the Company may, at its option and without consideration, substitute less restrictive provisions relating to the provisions contained herein.

C.   Severability. The provisions (including subparagraphs) in this Agreement are severable and, if any provision is determined to be prohibited or unenforceable in any jurisdiction, it shall be deemed modified to render it enforceable. To the extent the provision cannot be modified to render it enforceable, it shall be severed and the remaining provisions shall nevertheless be binding and enforceable; provided however, that Employee agrees that the consideration offered in the LTIP Award agreement to which this Agreement is attached, as well as future LTIP Awards, are conditioned upon Employee’s acceptance of and compliance with the terms of this Agreement as written. If Employee fails to comply with this Agreement as written, the Company and The Western Union Company will be relieved of their obligations under the LTIP Award agreement as well as future LTIP Award agreements.

D.   Court’s Right to Modify Restrictions. The parties have attempted to limit Employee’s activities only to the extent necessary to protect the Company’s Trade Secrets, Confidential Information, and customer relationships. The parties agree that, if the scope or enforceability of this Agreement, or any part thereof, is in any way disputed at any time, a court may modify and enforce the paragraph to the extent it believes to be reasonable under the applicable law and circumstances.

E.   Injunctive Relief. Employee understands, acknowledges, and agrees that in the event of a breach or threatened breach of any of the covenants contained in this Agreement, the Company shall suffer irreparable injury for which there is no adequate remedy at law, and the Company will therefore be entitled to temporary, preliminary, and/or permanent injunctive relief, without bond or other security from the courts, enjoining additional breaches and threatened breaches. Employee further acknowledges that the Company also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.

RCA Florida February 2017	Page 6 of 8

F.   Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflict of law.

G.   Waiver of Jury Trial. The parties agree to waive their right to trial by jury for any dispute hereunder.

H.   Definition of Affiliate. For purposes of this Agreement, “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person. As used herein, “control” means the power to direct the management or affairs of a Person, and “ownership” means the beneficial ownership of at least 10% of the voting securities of the Person. The Company shall be deemed to control any settlement network in which it has any equity ownership. As used herein, “Person” means any corporation (including The Western Union Company), limited or general partnership, limited liability company, joint venture, association, organization or other entity.

I.    Waiver of Breach. The Company’s waiver of a breach of any provision of this Agreement by the Employee does not waive any subsequent breach by the Employee, nor does the Company’s failure to take action against any other employee for similar breaches operate as a waiver by the Company of Employee’s breach of this Agreement.

J.    Attorney’s Fees. If the Company must enforce any of its rights under this Agreement through legal proceedings, Employee agrees to reimburse the Company for all reasonable costs, expenses, and attorney’s fees incurred by it in connection with the enforcement of its rights.

K.   Other Obligations. This Agreement is in addition to and not in lieu of other non-solicitation, non-disclosure, and non-competition obligations that Employee may owe to the Company.

RCA Florida February 2017	Page 7 of 8

This Agreement is dated the   25th   day of    May, 2017.

ON BEHALF OF COMPANY	EMPLOYEE

By:	By:
The Western Union Company	Employee’s Signature

Odilon Almeida
Employee’s Name

177521
Employee’s ID#

RCA Florida February 2017	Page 8 of 8

EXHIBIT D-4

RESTRICTIVE COVENANT AGREEMENT
FOR EMPLOYEES IN OTHER STATES

This Agreement is between Odilon Almeida (hereinafter referred to as “Employee”) and Western Union LLC, The Western Union Company, or its Affiliates for which Employee works or may work in the future (hereinafter individually and collectively referred to as the “Company”). Employee understands and agrees that should Employee become employed by another entity owned or otherwise affiliated with The Western Union Company (such as its divisions or unincorporated affiliates), the obligations of this agreement follow Employee to such other entity automatically and without further action, and that entity becomes the “Company” within the meaning of this Agreement.

In consideration of employment or continued employment by the Company, the grant to Employee of an award pursuant to The Western Union Company 2015 Long-Term Incentive Plan (incorporated herein by this reference) (“LTIP Award”), and other good and valuable consideration, Employee agrees as follows:

I.    Protection of Trade Secrets and Confidential Information.

A.   Employee agrees that the Company is engaged in a highly competitive business and has expended, and continues to expend, significant money, skill and time to develop and maintain valuable customer relationships, trade secrets, and confidential and proprietary information. Employee agrees that Employee’s work for the Company will continue to bring Employee into close contact with many of the Company’s customers, Trade Secrets, and Confidential Information (as defined below), the disclosure of which would cause the Company significant and irreparable harm. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect the Company’s legitimate business interests in its customer relationships, Trade Secrets, and Confidential Information.

1.    “Trade Secrets” includes but is not limited to the following:

a)    any data or information that is competitively sensitive or commercially valuable, and not generally known to the public, including, but not limited to, products planning information, marketing strategies, marketing results, forecasts or strategies, plans, finance, operations, reports, data, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company, and its customers, clients, and suppliers; and

b)   any scientific or technical information, design, process, procedure, formula, or improvement, computer software, object code, source code, specifications, inventions, systems information, whether or not patentable or copyrightable.

Exhibit D

2.    “Confidential Information” means any data or information and documentation, other than Trade Secrets, which is valuable to the Company and not generally known to the public, including but not limited to:

a)    Financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to the Company generally, or to particular products, services, geographic areas, or time periods; and

b)   Supply and service information, including but not limited to information concerning the goods and services utilized or purchased by the Company, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to the Company the details of which are not generally known.

c)    Data or information of the Company’s customers, suppliers, consumers or employees that the Company is prohibited by law, contract or Company policy from disclosing. By way of example such information includes but is not limited to:

(1)  Product specifications, marketing strategies, pricing, sales volumes, discounts;

(2)  Nonpublic personal information regarding consumers, including but not limited to names, addresses, credit card numbers, financial transactions, and account balances;

(3)  Personnel information, including but not limited to other employees’ personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefore, training methods, performance skills, qualifications, and abilities, or other employee information (nothing in this provision, however, is intended to prohibit employee from disclosing to others information about Employee’s compensation or the Employee’s working conditions); and

Exhibit D

(4)  Customer information, which is not protected by a separate confidentiality agreement, including but not limited to any compilations of past, existing or prospective customers, agreements between customers and the Company, status of customer accounts or credit, the identity of customer representatives responsible for entering into contracts with the Company, specific customer needs and requirements, or related information about actual or prospective customers or other nonpublic consumer information.

B.   Non-Disclosure of Trade Secrets and Confidential Information. Employee agrees that for so long as the pertinent information or documentation remains a Trade Secret, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Trade Secrets. Employee further agrees that during Employee’s employment and after the cessation of Employee’s employment with the Company, Employee will not use, disclose, or disseminate to any other person, organization, or entity or otherwise employ any Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information which shall have become generally known to competitors of the Company through no act or omission of Employee, nor shall the obligations set forth herein apply to disclosures made as required by law. Notwithstanding the foregoing, nothing herein shall prohibit or restrict Employee from communicating directly with, or responding to any inquiry from, cooperating with, or providing testimony before, the Securities and Exchange Commission, or any other self-regulatory organization, or any other federal or state regulatory authority.

C.   Return of Information. Upon cessation of Employee’s employment with the Company or at any time the Company requests, Employee agrees to return all Company materials and Trade Secrets and Confidential Information, and all copies thereof (including without limitation, all memoranda and notes containing the names, addresses, and needs of the Company’s customers and prospective customers) in Employee’s possession or over which Employee exercises control, and regardless of whether such materials were prepared by the Company, Employee, or a third party.

II.   Non-Competition.

A.   Employee agrees that Western Union LLC (for purposes of this Section II only, referred to as “Western Union”) is engaged in a highly competitive business. Employee agrees that due to Employee’s position, engaging in any business which is competitive with Western Union will cause Western Union great and irreparable harm. Employee agrees that Employee’s work for Western Union has brought and will bring Employee into close contact with many of Western Union’s customers, Trade Secrets, Confidential Information, and other proprietary information. Employee further agrees that the covenants in this Agreement are reasonable and necessary to protect Western Union’s legitimate business interests in its customer relationships, Trade Secrets, Confidential Information, and other proprietary information.

Exhibit D

B.   Employee agrees that while employed by Western Union, Employee will faithfully devote Employee’s best efforts and entire time to advance the interests of Western Union and will not, on Employee’s behalf or on another’s behalf, engage in any manner in any other business.

C.   Employee agrees that for twelve (12) months after the cessation of employment with Western Union for any reason, Employee shall not, on Employee’s behalf or another’s behalf, engage in any activities for a competitor of Western Union that are substantially similar to the activities Employee performed on behalf of Western Union within the geographic area that is the same or substantially similar to the geographic area that Employee serviced while employed by Western Union, except as prohibited by law.

D.   Employee agrees that prospective employers exist such that employment opportunities are available to Employee which would not be in violation of this Section II. Employee further agrees that this Section II is reasonable in scope and does not constitute a restraint of trade with respect to Employee’s ability to obtain alternate employment in the event Employee’s employment with Western Union terminates for any reason, and regardless of whether such termination is initiated by Employee or Western Union.

III. Non-Solicitation of Customers.

A.   Employee agrees that while employed by the Company, Employee has had and will have contact with and has become and will become aware of the Company’s customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers, and that Employee has benefited and added and will continue to benefit and add to the Company’s goodwill with its customers and in the marketplace generally. Employee further agrees that loss of such customers will cause the Company significant and irreparable harm.

B.   Accordingly, Employee agrees that, for twelve (12) months after the cessation of Employee’s employment with the Company, Employee will not solicit, contact, call upon, accept orders from, or attempt to communicate with any customer or prospective customer of the Company for the purpose of providing any products or services substantially similar to those Employee provided while employed with the Company. This restriction shall apply only to any customer or prospective customer of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information, during the last twenty-four (24) months of Employee’s employment with the Company. For the purpose of this Section III(B), “contact” means interaction between Employee and the customer or prospective customer which takes place to further the business relationship, or making sales to or performing services for the customer or prospective customer on behalf of the Company.

Exhibit D

IV. Non-Solicitation of Employees and Others.

A.   Employee acknowledges and agrees that solely as a result of employment with the Company, Employee has and will come into contact with and has acquired and will acquire Trade Secrets or Confidential Information regarding some, most, or all of the Company’s employees, consultants, contractors, or agents (for purposes of this Section IV, collectively referred to as “worker”).

B.   Accordingly, both during employment with the Company and for twelve (12) months after the cessation of employment with the Company, Employee will not recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other worker of the Company with whom Employee had contact or about whom Employee learned Trade Secrets or Confidential Information during Employee’s last twenty-four (24) months of employment with the Company. For the purposes of this Section IV, “contact” means any business-related interaction between Employee and the other worker.

V.  Notices Regarding Subsequent Employment. To facilitate compliance with this Agreement, Employee agrees to provide the Company with notice of Employee’s post-Company employment during the time period encompassed by the restrictions contained herein. Such notice shall include the identity of the company with which Employee will be employed, Employee’s job title, and Employee’s general responsibilities in the job. The notice shall be given to the Employment Law Group, The Western Union Company, Meridian II, 12500 Belford Avenue, Englewood, Colorado 80112 within five (5) business days of Employee’s acceptance of a job offer. Additionally, Employee agrees to provide a copy of this Agreement to prospective employers prior to commencing employment.

VI. Nondisparagement. Employee agrees not to make any disparaging comments about the Company, or its officers, directors, representatives, employees and agents; provided that nothing herein shall prohibit or restrict Employee from communicating directly with, or responding to any inquiry from, cooperating with, or providing testimony before, the Securities and Exchange Commission, or any other self-regulatory organization, or any other federal or state regulatory authority.

VII.Miscellaneous Provisions.

A.   Successorship. This Agreement inures to the benefit of any successors or assigns of the Company, and Employee’s obligations apply equally to the Company and its successors or assigns.

B.   Amendments in Writing. No modification, amendment to, or waiver of this Agreement or any of its provisions shall be binding upon Employee or the Company unless made in writing and duly signed by both parties, except that Employee agrees that the Company may, at its option and without consideration, substitute less restrictive provisions relating to the provisions contained herein.

Exhibit D

C.   Severability. The provisions (including subparagraphs) in this Agreement are severable and, if any provision is determined to be prohibited or unenforceable in any jurisdiction, it shall be deemed modified to render it enforceable. To the extent the provision cannot be modified to render it enforceable, it shall be severed and the remaining provisions shall nevertheless be binding and enforceable; provided however, that Employee agrees that the consideration offered in the LTIP Award agreement to which this Agreement is attached, as well as future LTIP Awards, are conditioned upon Employee’s acceptance of and compliance with the terms of this Agreement as written. If Employee fails to comply with this Agreement as written, the Company and The Western Union Company will be relieved of their obligations under the LTIP Award agreement as well as future LTIP Award agreements.

D.   Court’s Right to Modify Restrictions. The parties have attempted to limit Employee’s activities only to the extent necessary to protect the Company’s Trade Secrets, Confidential Information, and customer relationships. The parties agree that, if the scope or enforceability of this Agreement, or any part thereof, is in any way disputed at any time, a court may modify and enforce the paragraph to the extent it believes to be reasonable under the applicable law and circumstances.

E.   Injunctive Relief. Employee understands, acknowledges, and agrees that in the event of a breach or threatened breach of any of the covenants contained in this Agreement, the Company shall suffer irreparable injury for which there is no adequate remedy at law, and the Company will therefore be entitled to temporary, preliminary, and/or permanent injunctive relief, without bond or other security from the courts, enjoining additional breaches and threatened breaches. Employee further acknowledges that the Company also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.

F.   Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflict of law.

G.   Waiver of Jury Trial. The parties agree to waive their right to trial by jury for any dispute hereunder.

H.   Definition of Affiliate. For purposes of this Agreement, “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, owns or controls, is owned or is controlled by, or is under common ownership or control with, another Person. As used herein, “control” means the power to direct the management or affairs of a Person, and “ownership” means the beneficial ownership of at least 10% of the voting securities of the Person. The Company shall be deemed to control any settlement network in which it has any equity ownership. As used herein, “Person” means any corporation (including The Western Union Company), limited or general partnership, limited liability company, joint venture, association, organization or other entity.

Exhibit D

I.    Waiver of Breach. The Company’s waiver of a breach of any provision of this Agreement by the Employee does not waive any subsequent breach by the Employee, nor does the Company’s failure to take action against any other employee for similar breaches operate as a waiver by the Company of Employee’s breach of this Agreement.

J.    Attorney’s Fees. If the Company must enforce any of its rights under this Agreement through legal proceedings, Employee agrees to reimburse the Company for all reasonable costs, expenses, and attorney’s fees incurred by it in connection with the enforcement of its rights.

K.   Other Obligations. This Agreement is in addition to and not in lieu of other non-solicitation, non-disclosure, and non-competition obligations that Employee may owe to the Company.

This Agreement is dated the   24th   day of   May, 2016.

ON BEHALF OF COMPANY	EMPLOYEE

By:	By:
The Western Union Company	Employee’s Signature

Odilon Almeida
Employee’s Name

177521
Employee’s ID#

Exhibit D